91630-P1 03/25

LEGG MASON ETF INVESTMENT TRUST (THE “TRUST”)

SUPPLEMENT DATED MARCH 4, 2025

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

EACH DATED AUGUST 1, 2024, AS SUPPLEMENTED,

AND THE STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 28, 2025, OF

CLEARBRIDGE LARGE CAP GROWTH ESG ETF

Important Notice Regarding Change in Investment Policy

At a meeting held on February 27, 2025, the Board of Trustees of the Trust approved that the following two proposals be submitted for approval by shareholders of the Clearbridge Large Cap Growth ESG ETF (the “Fund”): (1) a change to the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified company” to “non-diversified company” and to eliminate a related fundamental investment policy (the “Non-Diversification Proposal”) and (2) the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval (the “MoM Proposal”).

In addition, in connection with and contingent upon the approval of the Non-Diversification Proposal by shareholders of the Fund, the Board approved a proposal to change the name of the Fund from ClearBridge Large Cap Growth ESG ETF to ClearBridge Large Cap Growth Select ETF and in connection with the name change, the Fund will no longer pursue a specific environmental, social and governance (“ESG”) strategy where ESG criteria are determinative factors for security selection. However, the Fund will continue to consider ESG criteria in its research process (i.e., ESG considerations will be among several factors that will be examined when considering investments for the

Fund’s portfolio). Also subject to shareholder approval of the Non-Diversification Proposal, the Board approved a change to the Fund’s 80% investment policy as shown in the chart below.

Current 80% Names Rule Investment Policy	Proposed 80% Names Rule Investment Policy

Under normal circumstances, the Fund seeks to meet its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other instruments with similar economic characteristics of U.S. companies with large market capitalizations that meet its financial and ESG criteria.

Under normal circumstances, the Fund seeks to meet its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities of U.S. large capitalization growth companies or other investments with similar economic characteristics

It is anticipated that the changes to the Fund’s name, strategy and 80% investment policy will be effective on or about August 1, 2025, subject to shareholder approval of the Non-Diversification Proposal (the “Effective Date”). In addition, if the Non-Diversification Proposal is approved by shareholders of the Fund, the Fund’s subadviser anticipates maintaining a more focused portfolio consisting of about 30 issuers of large capitalization growth company securities. As of January 31, 2025, the Fund invested in about 43 issuers.

It is anticipated that in April 2025, shareholders of the Fund will receive a proxy statement that provides more detail about the Non-Diversification Proposal and MoM Proposal and a proxy card for casting their vote on the Proposals, and a special meeting of shareholders of the Fund is expected to be held on or about May 28, 2025. Additional information regarding the Fund’s principal investment strategies and risks under this new investment approach will be provided to shareholders on or around the Effective Date.

For more information, visit https://www.franklintempleton.com or call (800) DIAL BEN®/342-5236.

Please retain this supplement for future reference.

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